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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date Earliest Event Reported) February 20, 2002

                                   ----------

                           IVP TECHNOLOGY CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                   ----------


         Nevada                           000-30397              65-6998896
----------------------------              ---------           ----------------
(State of other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization Number)    File Number)          Identification


      Suite 401 - 2275 Lakeshore Boulevard West, Toronto, Ontario, M8V 3Y3
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                (Address of principal executive offices)          (Zip Code)


                                (416) - 255-4578
                                -----------------
                (Registrant's Executive Office Telephone Number)

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          (Former name or former address, if changed since last report)




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Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.  Bankruptcy or Receivership.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

MARKETING SERVICES AGREEMENT:

IVP Technology Corporation ("we," "us," "our," the "company," or "IVP") recently signed an agreement with effect from January 18, 2002, for the provision of marketing advisory services by Vanessa Land, president of Devonshire Marketing Limited of London, UK. Additional information about Devonshire Marketing may be obtained by visiting their website at www.devonshiremarketing.com.

As compensation for services Ms. Land will be issued 5,000,000 common shares of IVP Technology Corporation.

Devonshire Marketing was founded in 1993 and concentrates solely on marketing IT companies. Devonshire maintains a marketing network across Europe and counts amongst its Brand portfolio: 3Com, Computer Associates, Data General, Hitachi, Infobank, Ingres, the Oracle UK user group, Palm, Platinum Technology, SHL Systemhouse, Sun Microsystems, and Ziff-Davis.

Management at IVP Technology Corporation will be working with Devonshire to create sales and marketing opportunities for IVP products throughout the North American and European marketplaces.

DISTRIBUTION AGREEMENT WITH SMARTFOCUS:

IVP Technology Corporation ("we," "us," "our," the "company," or "IVP") also recently signed a reseller distribution agreement with SmartFOCUS Company Limited of Bristol UK. IVP Technology will market in the North American market place SmartFOCUS' leading integrated "Intelligent Marketing" software known as "Viper". Viper is a powerful, intuitive, fast and easy-to-use analysis, visualization and data mining solution. It is designed for marketers to develop



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an in-depth knowledge and understanding of customer needs and preferences by identifying the factors that influence and predict customer behavior. Viper seamlessly builds, automates and executes, customer-driven, multi-stage, multi-channel marketing campaigns to acquire, retain and grow profitable customer relationships. The Viper Intelligent Marketing CRM solution harnesses customer and transactional data from any touch-point or channel across large organizations. This "customer view" can be deployed at the heart of a company's marketing analysis, campaign management and Customer Relationship Management
(CRM) strategy. Additional information on SmartFocus may be obtained at the company's website www.smartfocus.co.uk.

The Viper product is in use by companies such as A.C. Nielsen, Dun & Bradstreet, Coca Cola, Zurich Financial, L'Oreal, Proctor & Gamble, WorldCom and Avis Europe.

IVP Technology Corporation intends to market the Viper product set within its own integrated data solutions; which will see Power Audit, Classifier and its own XML proprietary "connector" products sold to the financial services, government and social services and manufacturing/merchandising sectors under new product names to be announced over the next several months.

Item 6.  Resignations of Registrant's Directors.

                  Not applicable.

Item 7.  Financial Statements and Exhibits.

                  Not applicable.

Item 8.  Change in Fiscal Year.

                  Not applicable.

Item 9.  Regulation FD Disclosure.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IVP TECHNOLOGY CORPORATION
Dated: February 20, 2002

                                    By:  /s/ Brian MacDonald
                                       ------------------------------------
                                             Brian MacDonald, President